Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 25, 2023, by and between BridgeBio Pharma, Inc., a Delaware corporation (the “Company”), and each of the several purchasers identified on Exhibit A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act;

WHEREAS, the Company desires to sell, upon the terms and conditions stated in this Agreement, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate purchase price of at least $200,000,000 (the “Minimum Offering Amount”), as more fully described in this Agreement;

WHEREAS, each Purchaser, severally and not jointly with any other Purchaser, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of Common Stock, as set forth next to such Purchaser’s name on Exhibit A;

WHEREAS, the shares of Common Stock to be sold pursuant to the terms of this Agreement are sometimes referred to herein as the “Purchased Shares”; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Purchasers and the Company are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Purchased Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

Article I.
DEFINITIONS

Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article I:

“Action” means any action, suit, inquiry, notice of violation, arbitration, complaint, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. For the avoidance of doubt, with respect to a Purchaser that is an investment fund or other investment vehicle, such Purchaser shall be deemed not to be an Affiliate of (i) any direct or indirect portfolio company of such Purchaser or its Affiliates or (ii) any direct or indirect limited partner of any such Purchaser or its Affiliates.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York are open for the general transaction of business.

“Bylaws” means the Company’s Bylaws as amended and restated and as in effect on the date hereof.

“Certificate of Incorporation” means the Company’s certificate of incorporation, as amended and restated and as in effect on the date hereof.

“Closing” means the closing of the purchase and sale of the Purchased Shares pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Purchased Shares have been satisfied or waived, but in no event later than the second (2nd) Trading Day following the date hereof.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge, after reasonable inquiry, of the executive officers of the Company.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Business Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Business Day, 9:01 a.m. (New York City time) on the Business Day immediately following the date hereof and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Business Day, no later than 9:01 a.m. (New York City time) on the date hereof (although any Disclosure Document that is a Current Report on Form 8-K filed pursuant to this clause (ii) may be filed by 5:30 p.m. (New York City time) on the date hereof).

“Environmental Laws” has the meaning set forth in Section 3.1(n).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock, options, restricted stock units or other equity awards to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose and described in the SEC Documents, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, including for the avoidance of doubt, in connection with the Company’s outstanding convertible notes and contingent value rights, (c) securities issued in connection with any debt financing transaction or royalty financing transaction, (d) securities issued in connection with any equity distribution or similar agreement for sales of securities through an “at the market offering” as such term is defined in Rule 415 of the Securities Act, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.17(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“GAAP” has the meaning set forth in Section 3.1(g).

“Indemnified Person” has the meaning set forth in Section 4.6(b).

“Losses” has the meaning set forth in Section 4.6(a).

“Material Adverse Effect” means any material adverse effect on (i) the results of operations, assets, business, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” has the meaning set forth in Section 3.2(c).

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Select Market.

“Proceeding” means an action, claim, suit, investigation or legal proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchased Shares” has the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” has the meaning ascribed to such term in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.6(a).

“Purchaser Related Party” has the meaning set forth in Section 6.19.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Shares (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rules and Regulations” has the meaning set forth in Section 3.2(a).

“SEC Documents” has the meaning set forth in Section 3.1(f).

“Securities Act” has the meaning set forth in the Recitals.

“Stock Plans” has the meaning set forth in Section 3.1(c).

“Subscription Amount” means the aggregate amount to be paid for the Purchased Shares purchased hereunder as indicated on Exhibit A.

“Subsidiary” means any entity in which the Company, directly or indirectly, owns more than 50% of such entity’s capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, including the schedules and exhibits attached thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Equiniti Trust Company, LLC, or any successor transfer agent for the Company.

Article II.

PURCHASE AND SALE

2.1 Closing.

(a) Purchase of Securities. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each of the Purchasers, severally and not jointly, shall purchase from the Company the number of shares of Purchased Shares as indicated next to such Purchaser’s name on Exhibit A to this Agreement at a per share price equal to $27.27.

(b) Closing. The Closing of the purchase and sale of the Purchased Shares shall take place remotely on the Closing Date, or such other date as the parties hereto mutually agree, via the exchange of executed documents and funds.

(c)  Payment. At the Closing, each Purchaser shall deliver such Purchaser’s Subscription Amount in immediately available funds by wire transfer to a bank account designated by the Company against delivery of the Purchased Shares. In the event that a Purchaser has wired the Subscription Amount prior to the Closing and the Closing has not occurred within five Trading Days of the Closing Date, unless otherwise agreed by the Company and such Purchaser, the Company shall promptly (but not later than one Trading Day thereafter) return the Subscription Amount to such Purchaser by wire transfer of immediately available funds to the account specified by such Purchaser (the “Bank Account”).

(d)
Delivery of Purchased Shares. At the Closing, the Company shall deliver or cause to be delivered to each Purchaser a number of Purchased Shares, registered in the name of the Purchaser (or its nominee in accordance with such Purchaser’s delivery instructions) and free and clear of all liens or encumbrances (except for restrictions arising under the Securities Act), equal to the number of Purchased Shares indicated next to the Purchaser’s name on Exhibit A to this Agreement. The Purchased Shares shall be delivered via a book-entry record through the Transfer Agent, and the Company shall cause the Transfer Agent to deliver to the Purchaser, at or as soon as practicable following the Closing, a copy of the records of the Transfer Agent showing the Purchaser (or its nominee in accordance with such Purchaser’s delivery instructions) as the registered owner of the number of Purchased Shares (the “Transfer Agent Statement”) indicated on Exhibit A to this Agreement as of the Closing Date.
(e)
Alternative Settlement Procedures. If the Purchaser informs the Company (1) that it is an investment company registered under the Investment Company Act of 1940, as amended, (2) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (3) that its internal compliance policies and procedures so require it, then (i) prior to the delivery by the Purchaser of its Subscription Amount in accordance with the Company’s written wire instructions attached hereto as Annex A, the Company shall deliver the Transfer Agent Statement to the Purchaser, as described above in Section 2.1(d), and (ii) following receipt of the Transfer Agent Statement, the Purchaser shall deliver at the Closing such Purchaser’s Subscription Amount in accordance with Section 2.1(c).

2.2 Closing Conditions; Closing Deliveries.

(a) Company Closing Deliverables. At or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) the Registration Rights Agreement, duly executed by the Company;

(ii) a certificate of the Secretary of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, (a) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Purchased Shares, (b) certifying the current versions of the Certificate of Incorporation and Bylaws, and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(iii) a certificate of an officer of the Company, dated as of the Closing Date, certifying the fulfillment of the conditions specified in Sections 2.3(a), 2.3(b), 2.3(c), 2.3(d) and 2.3(g), in form and substance reasonably satisfactory to the Purchasers;

(iv) a certificate evidencing the good standing of the Company in Delaware issued by the Secretary of State of Delaware, as of a date within five Business Days of the Closing Date; and

(v) this Agreement, duly executed by the Company.

(b) Purchaser Deliverables. At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) the Registration Rights Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated next to such Purchaser’s name on Exhibit A hereto by wire transfer in accordance with the Company’s written wire instructions attached hereto as Annex A, subject to and in accordance with Section 2.1(e) if applicable;

(iii) an Internal Revenue Service Form W-9 (or any successor form), duly and validly executed by such Purchaser; and

(iv) this Agreement, duly executed by such Purchaser.

2.3 Conditions Precedent to the Obligations of Purchasers. The obligation of the Purchasers to acquire the Purchased Shares at the Closing is subject to the fulfillment to the Purchasers’ satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by any Purchaser (as to itself only and not as to any other Purchaser):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all respects as of the date when made and as of the Closing Date, as though made on and as of such date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, writ, stipulation, ruling, judgment or injunction (preliminary or permanent) shall have been enacted, entered, promulgated, issued or endorsed by any court or governmental authority of competent jurisdiction, and no Action or Proceeding shall have been instituted by any governmental authority against the Company or such Purchaser, that enjoins, prevents or restrains, or seeks to enjoin, prevent or restrain, or which has the effect of making the consummation of any of the transactions contemplated by the Transaction Documents, illegal or otherwise prohibiting any of the transactions contemplated by the Transaction Documents, and no such action or proceeding seeking to impose any such injunction, prohibition or restraint shall have been instituted or be pending before any court or governmental authority.

(d) No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be approved for quotation or listing on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market. The Company shall have filed with the Principal Trading Market a Notification Form: Listing of Additional Shares for the listing of the Purchased Shares and the Principal Trading Market shall have raised no objections to such notification.

(e) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f) Legal Opinion. The Company shall have caused its counsel to deliver a legal opinion to the Purchasers in form and substance reasonably acceptable to the Purchasers.

(g) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(h) Minimum Offering Amount. At Closing, the Company shall have received from the Purchasers the Minimum Offering Amount.

2.4 Conditions Precedent to the Obligations of the Company. The Company’s obligation to sell and issue Purchased Shares to the Purchasers at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for such representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such date.

(b) Performance. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c) Purchasers’ Deliverables. The Purchasers shall have delivered the Purchaser Deliverables in accordance with Section 2.2(b).

Article III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own or lease its properties and assets and to carry on its business as currently conducted as described in the SEC Documents. Neither the Company nor any of its Subsidiaries is in violation or default of any of the provisions of its respective certificate of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other Transaction Documents, and to issue the Purchased Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Purchased Shares pursuant to this Agreement, have been duly authorized by the Board of Directors and no further consent or authorization is required by the Company, the Board of Directors or its stockholders, (iii) this Agreement has been and each of the other Transaction Documents shall be on the Closing Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors has approved and authorized this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby. Such resolutions are valid, in full force and effect and have not been materially modified or supplemented in any respect. Except as set forth in this Agreement, no other approvals or consents of the Board of Directors, any authorized committee thereof, and/or stockholders is necessary under applicable laws and the Certificate of Incorporation, and/or the Bylaws, to authorize the execution and delivery of this Agreement or any of the transactions contemplated hereby, including, but not limited to, the issuance of the Purchased Shares.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as filed with the Commission on August 3, 2023. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Document containing such disclosure was accurate in all material respects as of the date indicated in such SEC Document. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and are non-assessable. None of the issued and outstanding shares of the Company were issued in violation of any preemptive rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. As of the date hereof, and except as disclosed in the SEC Documents or as provided in any of the Transaction Documents, (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) except for outstanding securities of the Company under the equity incentive plans of the Company disclosed in the SEC Documents (the “Stock Plans”), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) except as disclosed in the SEC Documents, there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) except as disclosed in the SEC Documents, there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchased Shares as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has made available to the Purchasers true and correct copies of the Certificate of Incorporation and Bylaws, and summaries of the material terms of all securities convertible into or exercisable for Common Stock, if any (other than outstanding securities of the Company under the Stock Plans), and copies of any documents containing the material rights of the holders of such securities in respect thereto that are not disclosed in the SEC Documents.

(d) Issuance, Sale and Delivery of the Purchased Shares. The Purchased Shares being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of refusal of any kind and the Purchasers shall be entitled to all rights accorded to a holder of Common Stock. No further approval or authority of the stockholders or the Board of Directors will be required for the issuance and sale of the Purchased Shares to be sold by the Company as contemplated herein.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument that is material to the Company and its Subsidiaries, taken as a whole, and to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Trading Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its Subsidiaries, except in the case of clause (ii) or clause (iii), which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences and rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the

Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations, the sanctions for which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules and regulations of the Principal Trading Market, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as set forth elsewhere in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Closing Date. The Company has been in compliance with the applicable continued listing requirements of the Principal Trading Market and the Company has not received nor delivered any notices related to non-compliance with the rules of the Principal Trading Market. The Principal Trading Market has not commenced any delisting proceedings against the Company and, to the Company’s Knowledge, there is no reasonable basis for the delisting of the Common Stock from the Principal Trading Market.

(f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company has received no notices or correspondence from the Commission for the one year preceding the date hereof, and there are no material outstanding or unresolved comments in comment letters from the Commission. To the Company’s Knowledge, the Commission has not commenced any enforcement proceedings against the Company or any of its Subsidiaries. The Company meets the requirements for use of Form S-3 under the Securities Act.

(g) Absence of Certain Changes. Since June 30, 2023, (i) no Material Adverse Effect has occurred, (ii) there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries, (iii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iv) the Company has not altered materially its method of accounting, (v) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (vi) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Documents. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due. No event, liability, fact, circumstance, occurrence or development (including, without limitation, any fundamental transaction, change of control or similar event under any agreement (including, without limitation, any employment agreement)) has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its business, properties, operations, assets or financial condition that, but for the passage of time, would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(h) Absence of Change of Control. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, and the issuance of the Purchased Shares on the Closing Date do not and will not result in any fundamental transaction, change of control or similar event, the requirement to make any payment or adjustment or issue any shares of Common Stock or other securities with respect to any fundamental transaction, change of control or similar event, or an event that with the passage of time could result in a fundamental transaction, change of control or similar event under any agreement (including, without limitation, any employment agreement), outstanding security (including, without limitation, any option or warrant to purchase Common Stock), other instrument or under any applicable law and regulations (including the rules of the Principal Trading Market).

(i) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s Knowledge, threatened against or affecting the Company, its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the Company and its Subsidiaries. Neither the Company nor any Subsidiary, nor to the Company’s Knowledge, any director or officer of the Company, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j) Acknowledgment Regarding Purchaser’s Status. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by a Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Purchased Shares. The Company further represents to the Purchasers that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

(k) No Aggregated Offering. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited offers to buy any security, under circumstances that would (i) adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Purchased Shares under the Securities Act or (ii) cause this offering of the Purchased Shares to be aggregated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Trading Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Purchased Shares hereunder does not contravene the rules and regulations of the Principal Trading Market.

(l) Intellectual Property Rights. (i) The Company and its Subsidiaries own or have a valid license to all patents, patent applications, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, trademark application, service marks, trade names and other intellectual property rights and similar rights described in the SEC Documents (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses; (ii) the Intellectual Property Rights owned by the Company and its Subsidiaries and the Intellectual

Property Rights licensed to the Company and its Subsidiaries, are valid, subsisting and enforceable, and there is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (iii) neither the Company nor any of its Subsidiaries has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company and its Subsidiaries; (iv) to the Company’s Knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company; (v) to the Company’s Knowledge, neither the Company nor any of its subsidiaries infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights; (vi) all employees engaged in the development of Intellectual Property Rights on behalf of the Company or any Subsidiary of the Company have executed an invention assignment agreement whereby such employees presently assign all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable Subsidiary, and to the Company’s Knowledge no such agreement has been breached or violated; (vii) the Company and its Subsidiaries use, and have used, commercially reasonable efforts to appropriately maintain all information intended to be maintained as a trade secret; and (viii) the Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual property rights.

(m) Environmental Laws. The Company and each of its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries.

(n) Title. The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries, in each case except as described in the SEC Documents; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the SEC Documents.

(o) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect.

(p) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, including, without limitation, from the U.S. Food and Drug Administration (the “FDA”), and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company and its Subsidiaries, except as described in the SEC Documents.

(q) Tax Status. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which, individually or in the aggregate, has had (nor does the Company have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its Subsidiaries and which could reasonably be expected to have) a Material Adverse Effect on the Company and its Subsidiaries.

(r) Transactions With Affiliates. Except as set forth in the SEC Documents and on Schedule 3.1(r) attached hereto, to the Company’s Knowledge, none of the officers or directors of the Company, the Company’s stockholders, the officers or directors of any stockholder of the Company, or any family member or affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Rule 404 of Regulation S-K promulgated under the Securities Act.

(s) Application of Takeover Protections. The Company and the Board of Directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination (as defined in the Delaware General Corporation Law (“DGCL”)), poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation, including under Section 203 of the DGCL, which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Purchased Shares and a Purchaser’s ownership of its Purchased Shares.

(t) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents that, in each case, will be timely publicly disclosed by the Company, and any other information provided to the Purchaser pursuant to the terms of a confidentiality agreement entered into between the Company and such Purchaser, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchasers or their agents or counsel with any information that the Company believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Documents. The Company understands and confirms that each Purchaser will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects. The Company acknowledges and agrees that each Purchaser neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article III hereof.

(u) Foreign Corrupt Practices; Anti-Bribery and Anti-Money Laundering Laws. Neither the Company, any Subsidiary, nor any of their respective officers or directors, nor, to the Company’s or any Subsidiary’s Knowledge, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to (A) any foreign or domestic government officials or employees or (B) any third party; (iii) made any unlawful payment to any foreign or domestic political parties or campaigns from corporate funds, (iv) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company or any Subsidiary is aware) which is in violation of law, (v) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption laws; (vi) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, or (vii) engaged in any conduct that could violate any applicable Money Laundering Laws (as defined below) or counter financing of terrorism laws. The operations of the Company and its Subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no Action, suit or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s Knowledge, threatened.

(v) DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(w) Sarbanes-Oxley. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it.

(x) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents other than certain brokerage fees due to the Placement Agents set forth on Schedule 3.1(x) attached hereto. The Purchasers shall not have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(x) that may be due in connection with the transactions contemplated by the Transaction Documents.

(y) Investment Company. Neither the Company nor any Subsidiary is, and, following the consummation of the transaction contemplated by this Agreement, will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(z) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s Knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the Commission is currently contemplating terminating such registration. The Company has not, in the twelve months preceding the date hereof, received any notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Trading Market. The Company is in compliance with all such listing and maintenance requirements.

(aa) Accountants. The Company’s accountants are set forth in the SEC Documents and, to the Company’s Knowledge, such accountants are (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board (the “PCAOB”) (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(bb) No Market Manipulation. The Company has not, and to the Company’s Knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Purchased Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Purchased Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company in violation of Regulation M promulgated under the Exchange Act.

(cc) Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(dd) Tests and Preclinical and Clinical Trials. (i) To the Company’s Knowledge, the preclinical studies and clinical trials conducted by or on behalf of or sponsored by the Company or its Subsidiaries, or in which the Company or its Subsidiaries have participated, that are described in the SEC Documents, or the results of which are referred to in the SEC Documents, as applicable, were, and if still pending are, being conducted in all material respects in accordance with the protocols submitted to the FDA and comparable regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”) and applicable statutes and all applicable rules and regulations of the Regulatory Authorities; (ii) to the Company’s Knowledge, the descriptions of the tests and nonclinical and clinical studies conducted by or on behalf of the Company and the results thereof contained in the SEC Documents are accurate and complete in all material respects; (iii) to the Company’s Knowledge, there are no other studies or trials not described in the SEC Documents, the results of which the Company believes reasonably call into question the results described or referred to in the SEC Documents; (iv) the Company and its subsidiaries have operated at all times and are currently in compliance with all applicable statutes, rules and regulations of the Regulatory Authorities, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; and (v) neither the Company nor any of its Subsidiaries have received any written notices, correspondence or other communications from the Regulatory Authorities or any other governmental agency requiring or threatening the termination, material modification or suspension of any preclinical studies or clinical trials that are material to the Company and that are described in the SEC Documents or the results of which are referred to in the SEC Documents, other than ordinary course communications with respect to modifications in connection with the design and implementation of such studies or trials.

(ee) No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising in connection with the offer or sale of any of the Purchased Shares.

(ff) Private Placement. Assuming the accuracy of each of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Purchased Shares by the Company to the Purchasers as contemplated hereby.

(gg) Accounting Controls and Disclosure Controls and Procedures. The Company and each of its Subsidiaries taken as a whole maintain a system of internal accounting controls that (i) complies with the requirements of the Exchange Act applicable to the Company, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (iii) is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act. Such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in all material respects. Since the end of the Company’s most recent audited fiscal year, there has been (A) no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) Registration Rights. Other than the Purchasers pursuant to the Registration Rights Agreement, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary, except for such rights as have been duly waived.

(ii) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 3.2(h) hereof), it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Purchased Shares for any specified term, (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Purchaser, and counter-parties in “derivative”

transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Purchased Shares are outstanding and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj) No Disqualification Events. With respect to the Purchased Shares to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(kk) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Purchased Shares, other than the Placement Agents.

(ll) Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(mm) Other Agreements. Other than the Registration Rights Agreement and any confidentiality agreement entered into between the Company and any of the Purchasers, the Company has not entered into any side letter or similar agreement with any Purchasers or any other investor in connection with such Purchaser’s or investor’s direct or indirect investment in the Company.

(nn) ERISA Compliance. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company, any of its Subsidiaries or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of

ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company’s and its Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company’s and its Subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, result in a Material Adverse Effect.

(oo) Sanctions. Neither the Company nor any of its Subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any director or officer of its Subsidiaries, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce or the U.S. Department of State, and including, without limitation, the designation as a “specifically designated national” or “blocked person” or designation on any restrictive list), the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Syria the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic; and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country subject to Sanctions or otherwise could be in violation of Sanctions.

(pp) Cybersecurity. Except as would not reasonably be expected to result in a Material Adverse Effect, the Company’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, and to the Company’s Knowledge, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(qq) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and since January 1, 2020 have been, in material compliance with all applicable data privacy and security laws and regulations, including, without limitation, as applicable, HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.). The Company and its Subsidiaries have taken any required and necessary actions to comply in all material respects with the European Union General Data Protection Regulation (EU 2016/679), the California Consumer Privacy Act and all other applicable laws and regulations with respect to Personal Data, including all that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a material liability as soon they take effect (collectively, the “Privacy Laws”). To ensure material compliance with the Privacy Laws, the Company and its Subsidiaries have in place, and are in material compliance with, commercially reasonable policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”), as applicable. The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and has provided accurate notice of its Policies then in effect to its customers, employees, third party vendors and representatives as required by applicable law and regulatory rules or requirements, except where the failure to do so would not, individually or in the aggregate, result in a Material Adverse Effect. None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, deceptive or in violation of any Privacy Laws or Policies in any material respect. The execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy Laws or Policies. The Company further certifies that neither it nor any Subsidiary (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has knowledge of any event or condition that would reasonably be expected to result in any such notice, (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law, or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(rr) Employment Matters. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary (as defined in Rule 501(f) of the Securities Act) is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ss) No Reliance. The Company has not made any representations or warranties, express or implied, of any nature whatsoever relating to the Company or the business of the Company or otherwise in connection with the transactions contemplated hereby, other than those representations and warranties expressly set forth in this Article III of this Agreement. Each Purchaser hereby acknowledges and agrees that, in deciding to purchase shares of Common Stock of the Company, it is relying solely on the SEC Documents and the Company’s representations and warranties in Article III of this Agreement, and is not relying on any other information (whether oral or written), furnished by or on behalf of, the Company or any director, officer, employee or agent of the Company or any of its Affiliates.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Closing Date to the Company as follows:

(a) Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Purchased Shares, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Purchased Shares; (ii) the Purchaser is acquiring the number of the Purchased Shares set forth next to the Purchaser’s name on Exhibit A of this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Purchased Shares in violation of the Securities Act or any arrangement or understanding with any other persons regarding the distribution of such Purchased Shares in violation of the Securities Act (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the rules and regulations promulgated under the Exchange Act and the Securities Act (together, the “Rules and Regulations”), or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 4.6); (iii) the Purchaser has, in connection with its decision to purchase the number of Purchased Shares set forth on Exhibit A, relied solely upon its own independent due diligence of the Company and solely upon the representations and warranties of the Company expressly contained herein and the SEC Documents; and (iv) the Purchaser has received such information as it deems necessary to make an investment decision with respect to the Purchased Shares and has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

(b) Accredited Purchaser. The Purchaser is (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (9) of Regulation D promulgated under the Securities Act, as presently in effect, and (ii) an “Institutional Account” as defined in FINRA Rule 4512(c).

(c) No General Solicitation. The Purchaser became aware of this offering of the Purchased Shares solely by means of direct contact between the Purchaser, on the one hand, and (i) the Company; (ii) Cowen and Company, LLC (dba TD Cowen), KKR Capital Markets LLC and Mizuho Securities USA LLC (collectively, the “Placement Agents”) and/or (iii) their respective representatives, on the other hand. The Purchased Shares were offered to the Purchaser solely by direct contact between the Purchaser and the Company, the Placement Agents and/or their respective representatives. The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, the Company, the Placement Agents or their respective representatives), other than the representations and warranties by the Company contained in this Agreement and the SEC Documents, in making its investment or decision to invest in the Company. The Purchaser did not become aware of this offering of the Purchased Shares, nor were the Purchased Shares offered to the Purchaser, by any other means, and none of the Company, the Placement Agents or their respective representatives acted as an investment adviser, broker or dealer to the Purchaser. The Purchaser acknowledges that the Purchased Shares (i) were not offered to it by any form of general solicitation or general advertising and (ii) are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(d) Reliance on Exemptions. The Purchaser understands that the Purchased Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company and its counsel are relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Purchased Shares.

(e) Investment Decision. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Purchased Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Purchased Shares and has determined based on its own independent review and such professional advice that its purchase of the Purchased Shares and participation in the transactions contemplated by this Agreement are a fit, proper and suitable investment for it, notwithstanding the substantial risks inherent in investing in or holding the Purchased Shares.

(f) Risk of Loss. The Purchaser understands that its investment in the Purchased Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Purchased Shares.

(g) Residency. The Purchaser’s offices in which its investment decision with respect to the Purchased Shares was made are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

(h) Organization; Validity; Enforcement. The Purchaser (i) has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 4.6 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

(i) Short Sales. Prior to the date hereof, the Purchaser has not taken, during the period commencing as of the time that the Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby and prior to the public announcement of the transaction after the Closing the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, other than consummating the transactions contemplated hereunder. Notwithstanding the foregoing, (i) if the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Shares covered by this Agreement, and (ii) in the case of a Purchaser that is affiliated with other funds or investment vehicles or whose investment advisor or sub-advisor that routinely acts on behalf of or pursuant to an understanding with such Purchaser is also an investment advisor or sub-advisor to other funds or investment vehicles, the representation set forth above shall only apply with respect to the personnel of such other funds or investment vehicles or such investment advisor or sub-advisor who had knowledge of the transaction contemplated hereby and not with respect to any personnel who have been effectively walled off by appropriate information barriers.

(j) Purchaser Status. If the Purchaser is an Issuer Covered Person, the Purchaser represents that neither it nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

(k) Non-Public Information. Each Purchaser listed on Schedule 3.2(k) (each, a “Select Purchaser”) hereby acknowledges that the Company and the Placement Agents may now or hereafter possess certain non-public information concerning the Company and its affiliates and/or the Purchased Shares that may or may not be independently known to such Purchaser (the “Non-Public Information”). The Non-Public Information may be indicative of a value of the Purchased Shares that is different than the purchase price paid by such Select Purchaser to the Company for the Purchased Shares. Such Select Purchaser acknowledges, agrees, represents and warrants that it is purchasing the Purchased Shares notwithstanding that it is aware that the Non-Public Information may be possessed by the Company and the Placement Agents, and that the Company and Placement Agents shall have no liability to such Select Purchaser, and such Select Purchaser waives and releases any claims that it might have against the Company and Placement Agents, whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Non-Public Information in connection with the purchase of the Purchased Shares and the transactions contemplated by this Agreement, including with respect to any depreciation in the value of the Purchased Shares that may occur, provided that nothing herein shall impact a Select Purchaser’s right to bring claims with respect a breach by the Company of any representation or warranty set forth in Section 3.1. Each Select Purchaser on the one hand and the Company on the other hand acknowledge that the other is a sophisticated purchaser or seller, as applicable, with respect to the purchase and sale of interests such as the Purchased Shares, and that neither has any obligation to the other to disclose such Non-Public Information and no fiduciary obligations to the other. Additionally, each Select Purchaser represents that it does not wish to receive from the Company any Non-Public Information and would not rely upon any such Non-Public Information. Each Select Purchaser understands that the Company and Placement Agents will rely on the accuracy and truth of the foregoing representations, and such Select Purchaser hereby consents to such reliance.

The Company and each Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

Article IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that it will not dispose of the Purchased Shares other than pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. Notwithstanding the foregoing, the Purchased Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Purchased Shares and such pledge of Purchased Shares shall not be deemed to be a transfer, sale or assignment of the Purchased Shares hereunder, and no Purchaser effecting a pledge of Purchased Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.

(b) Legends. Certificates evidencing the Purchased Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to any Purchased Shares held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required as set forth in the Registration Rights Agreement or under applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

4.2 Furnishing of Information. In order to enable each Purchaser to sell the Purchased Shares under Rule 144 of the Securities Act, the Company shall maintain the registration of the Common Stock and under Section 12(b) or 12(g) of the Exchange Act and at all times it is subject to the requirements of the Exchange Act it shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed with the Commission by the Company after the date hereof pursuant to the Exchange Act and submit electronically any interactive data files specified in Rule 144(c)(1)(ii) of the Securities Act. If the Company is not required to file reports with the Commission pursuant to such laws, it will, for so long as the Purchaser holds the Purchased Shares, prepare and furnish to the Purchaser and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Purchased Shares pursuant to Rule 144.

4.3 Form D and Blue Sky Laws. The Company agrees to timely file a Form D with respect to the Purchased Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the

Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Purchased Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Purchased Shares required under applicable securities or “blue sky” laws of the states of the United States following the Closing Date.

4.4 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Purchased Shares in a manner that would require the registration under the Securities Act of the sale of the Purchased Shares to Purchaser.

4.5 Securities Laws Disclosure; Publicity. The Company shall: by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”), and file a Current Report on Form 8-K, in each case disclosing the material terms of the transactions contemplated hereby in the form required by the Exchange Act and attaching as exhibits to such Current Report on Form 8-K this Agreement and the Registration Rights Agreement. Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby except as may be reviewed and approved by the Purchasers who, prior to the Closing, are obligated to purchase, and following the Closing, purchase, a majority of the Purchased Shares, or the Company, respectively. Notwithstanding anything herein to the contrary, neither the Company nor any Purchaser shall include the name of any Purchaser, investment adviser of such Purchaser, or any of their respective Affiliates, without the written consent (including by email) of such Purchaser (i) in any press release or marketing materials or (ii) in any other public disclosure except as otherwise required by applicable law and regulations or as agreed to by the Purchaser in writing, (including by email), provided in the case of clause (ii), the Company shall provide such Purchaser with prompt prior notice of such requirement so that the Purchaser may (1) seek appropriate relief to prevent or limit such disclosure, (2) furnish only that portion of the information which is legally required to be furnished or disclosed, and to the extent reasonably feasible, and (3) consult with the Company on content and timing prior to any such disclosure. Except as otherwise specified in any confidentiality agreement between the Company and a Purchaser, from and after the issuance of the Press Release disclosing the transactions contemplated by this Agreement, no Purchaser shall be in possession of any material non-public information received from the Company or from any other Person acting on behalf of the Company in connection with the transactions contemplated by this Agreement.

4.6 Indemnification.

(a) Indemnification of Purchasers. In addition to the indemnity provided to the Purchasers in the Registration Rights Agreement, the Company will indemnify and hold the Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all reasonable losses, liabilities, obligations, claims, contingencies, damages, charges, costs and expenses (including, without limitation, all judgments, amounts paid in settlements, fines, penalties, interest, court costs and reasonable attorneys’ fees and costs of investigation) (each a “Loss”) that any Purchaser Party may suffer or incur as a result of, arising out of, or relating to (i) any inaccuracy or breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents (including any certificates delivered pursuant thereto) or (ii) any Action instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any Person who is not an affiliate of such Purchaser Party (other than the Company or its controlled affiliates), with respect to any of the transactions contemplated by this Agreement (unless such action is in connection with a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each Loss that is permissible under applicable law.

(b) Conduct of Third-Party Indemnification Proceedings. Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances from any third-party which would or might give rise to a claim or the commencement of any Action in respect of which indemnity may be sought pursuant to Section 4.6(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Persons, unless such settlement (A) includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding, (B) does not require any admission of wrongdoing by such Indemnified Person, and (C) does not obligate or require an Indemnified Person to take, or refrain from taking, any action.

4.7 Listing of Common Stock. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing notification covering all of the Purchased Shares. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Principal Trading Market and, in accordance therewith, will use commercially reasonable efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market, as applicable.

4.8 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Purchasers under the Transaction Documents.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Purchased Shares.

4.10 Subsequent Equity Sales.

(a) From the date hereof until the earlier of (x) 5:30 p.m., Eastern Time, on November 2, 2023 and (y) the first date and time upon which a Registration Statement (as defined in the Registration Rights Agreement) covering all of the Purchased Shares becomes or is declared effective as contemplated in Section 2(a) of the Registration Rights Agreement, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents.

(b) Notwithstanding the foregoing, this Section 4.10 shall not apply in respect of an Exempt Issuance.

Article V.
MISCELLANEOUS

5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Purchased Shares to the Purchasers, and the Company shall file all necessary tax returns and other documentation with respect to such fees, taxes and duties.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

5.3 Notices. All notices required or permitted under this Agreement must be in writing and sent to the address identified below. Notices must be given and shall be deemed effective: (a) upon personal delivery, with receipt acknowledged; (b) by prepaid certified or registered mail, return receipt requested; (c) by prepaid reputable overnight delivery service or (d) when sent, if sent by electronic mail during normal business hours of the recipient, and if sent at a time other than normal business hours of the recipient, then on the next Business Day. Notices shall be effective upon receipt. Any party may change its notice address by providing the other parties with written notice of such change. Notices shall be delivered as follows:

If to the Company: BridgeBio Pharma, Inc.
3160 Porter Drive, Suite 250
Palo Alto, CA 94304
Attn: Chief Executive Officer

Email: [Intentionally Omitted]

With a copy to: Goodwin Procter LLP
Three Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attn: Maggie Wong
Email: MWong@goodwinlaw.com

If to a Purchaser: At the address set forth on the signature page hereto for such Purchaser or such other address as may be designated in writing hereafter, in the same manner, by such Purchaser.

Notwithstanding anything to the contrary set forth herein, no notice required or permitted under this Agreement shall be deemed effective with respect to (i) a Purchaser with residency in Qatar unless if completed by 1:30 p.m. on a day in which banks are open for business in Qatar (a “Qatari Business Day”) or on the following Qatari Business Day if completed later, or (ii) a Purchaser with residency in (or whose Affiliate(s) have residency in) the People’s Republic of China (including Hong Kong) unless if completed by 1:30 p.m. on a day in which banks are open for business in the United States, the People’s Republic of China (including Hong Kong), Ireland, and Sydney, Australia (a “Global Business Day”) or on the following Global Business Day if completed later.

5.4 Exculpation of Placement Agents. Each party hereto, individually and not jointly, agrees for the express benefit of each of the Placement Agents, its affiliates and its representatives that:

(a)
Each of the Placement Agents is acting solely as financial advisor to the Company in connection with the sale of the Purchased Shares and is not acting in any other capacity and is not and shall not be construed as a financial advisor or fiduciary for any Purchaser, or any other person or entity in connection with the sale of Purchased Shares.
(b)
No Placement Agent or any of its affiliates or any of its representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company, (ii) has prepared any disclosure or offering document in connection with the offer and sale of the Purchased Shares by the Placement Agents or their respective affiliates, (iii) has made or will make any representation or warranty, express or implied, of any kind or character, and has not provided any advice or recommendation to the Purchasers in connection with the purchase or sale of the Purchased Shares, (iv) has any responsibilities as to the validity, accuracy, completeness, value or genuineness, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or any of the Transaction Documents, or in connection with any of the transactions contemplated by such agreements, including any valuation, offering or marketing materials, or any omissions from such materials, (v) has any responsibilities with respect to any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated by this Agreement or any of the documents furnished pursuant thereto or in connection therewith, or the execution, accuracy, completeness, value, genuineness, legality, validity or enforceability (with respect to any person) or any thereof, as of any date, of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or any of the Transaction Documents, or in connection with any of the transactions contemplated by such agreements, including any valuation, offering or marketing materials, or any omissions from such materials, (vi) shall be liable for the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the transactions contemplated by this Agreement, or (vii) shall be liable or have any obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by any Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise to any Purchaser or to any person claiming through such Purchaser, (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any of the Transaction Documents, (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any of the Transaction Documents, except for such party’s own gross negligence, willful misconduct or bad faith, or (z) for anything otherwise in connection with the purchase and sale of the Purchased Shares.
(c)
The Placement Agents, their respective affiliates and their respective representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

5.5 Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by a duly authorized representative of such party. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold the Purchased Shares.

5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

5.7 Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Except as otherwise provided herein, a Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Purchased Shares in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Purchased Shares, by the terms and conditions of the Transaction Documents that apply to the “Purchaser.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons; provided, however, that each of the Placement Agents will be entitled to rely, as an express third-party beneficiary, on the representations and warranties of the Purchasers and the Company set forth in Section 3.1 and Section 3.2, the covenant in Section 2.3(a), and Section 5.4 hereof.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of

Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the United States District Court for the District of Delaware. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the District of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of the United States District Court for the District of Delaware, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.10 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Purchased Shares.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Purchased Shares are mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Purchased Shares. If a replacement certificate or instrument evidencing any Purchased Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any Loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and such Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of a Purchaser to purchase shares of Common Stock pursuant to the Transaction Documents has been made by the Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and a Purchaser and its agents or employees shall not have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute such Purchaser and the other Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Purchaser and the other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Purchased Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.17 Termination.

(a) This Agreement may be terminated by (i) the Company or (ii) by any Purchaser, in each case, by written notice to the other party, if the Closing has not been consummated within ten (10) calendar days from the date hereof through no fault of the Company, in the case of a termination by the Company, or through no fault of the Purchaser, in the case of a termination by a Purchaser; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

(b) Nothing in this Section 5.17 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

(c) In the event of any termination of this Agreement as provided in this Section 5.17, this Agreement (other than Article V, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for intentional breach of this Agreement. Upon a termination in accordance with this Section 5.17, a Purchaser will not have any liability to any other Purchaser as a result therefrom.

5.18 No Recourse. Each party hereto covenants, agrees and acknowledges that no person other than each Purchaser has obligations hereunder and that no person shall have any remedy, recourse or right of recovery against, or contribution from, any Purchaser Related Party, whether through Purchaser or otherwise, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, by or through a claim by or on behalf of Purchaser against any Purchaser Related Party, or otherwise. The term “Purchaser Related Party” means (1) any Affiliate of Purchaser, (2) any former, current or future general or limited partners, members, managers, stockholders, holders of any equity, partnership or limited liability company interest, officers, directors, employees, agents, controlling persons, investment advisors, or assignees of Purchaser or any of its Affiliates, or (3) any former, current or future general or limited partners, members, managers, stockholders, holders of any equity, partnership or limited liability company interest, officers, directors, employees, agents, controlling persons, assignees, investment advisors or Affiliates of any of the foregoing.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BridgeBio Pharma, Inc.

By: /s/ Brian Stephenson

Name: Brian Stephenson

Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

Signature Page to Securities Purchase Agreement

Name of Purchaser	Address for notice:
Name in which shares are to be registered (if different from above)

Name and title of authorized officer (if subscriber is a business entity)	Street
By:
/s/
Signature	City	State	Zip
SSN/Tax ID No.:	Attn:
Phone No.:
E-mail address:
Delivery Instructions, if different from above:	c/o
Street:
City/State/Zip:
Attention:
Telephone No.:
Residency of Purchaser:

Signature Page to Securities Purchase Agreement

EXHIBIT A

[Intentionally Omitted]

EXHIBIT B

[Intentionally Omitted]

SCHEDULE 3.1(r)

[Intentionally Omitted]

SCHEDULE 3.1(x)

[Intentionally Omitted]

SCHEDULE 3.2(K)

[Intentionally Omitted]

ANNEX A

[Intentionally Omitted]